Exhibit 10.10

Supplement to the Re-organization Framework Agreement

This Supplement to the Re-organization Framework Agreement (hereinafter referred to as the “Supplementary Agreement”) is signed on May 31, 2018 in Tianjin by and among:

Party A: Qianhai Equity Investment Fund (Limited Partnership)

Registered address: ***

Managing partner: ***

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd.

Registered address: ***

Legal representative: ***

Party C: Qianhai Ark (Cayman) Investment Co. Limited

Registered address: ***

Authorized signatory: ***

Party D: I-MAB

Registered address: ***

Authorized signatory: ***

Party E: I-MAB BIOPHARMA HONGKONG LIMITED

Registered address: ***

Authorized signatory: ***

Party F: Qianhai Mother Fund Equity Investment (Shenzhen) Co., Ltd.

Registered address: ***

Authorized signatory: ***

WHEREAS,

1.

On April 18, 2018, the Parties executed the Re-organization Framework Agreement (hereinafter referred to as the “Original Restructuring Framework Agreement”), and agreed on relevant matters and procedures concerning the Restructuring and listing of Party D;

2.

The Parties intend to make further supplementary agreements on relevant matters under the Original Restructuring Framework Agreement on the basis of the current implementation of the restructuring of Party D.

In order to facilitate implementation of this Restructuring step, the parties hereby enter into this Supplementary Agreement and agree to be bound hereby:

Article 1 Supplementary agreements to the overall arrangement of the Restructuring plan

The Parties agree to make further detailed and supplementary provisions to the “Overall arrangement of this Restructuring plan” under Article 1 of the original Framework Agreement as follows:

1.	Equity Rollover: Party C agrees to subscribe for 1,455,549 shares of Series B preferred shares additionally issued by Party D at a total purchase price of US$2,035,667.

2.

Convertible Bonds: Party C agrees to subscribe for convertible bonds in principal of US$1,250,000 issued by Party D under the conditions and terms similar to those in connection with the closed Series B financing, and the amount borrowed under the convertible bonds can be converted to 232,161 shares of Series B-1 preferred shares newly issued by Party D.

3.

Stock Warrants: Party A agrees to transfer all of the warrants under the Warrant Agreement to Party C, and Party C will exercise 40% of such warrants to subscribe for 206,366 Series B-2 preferred shares newly issued by Party D at a subscription price of US$1,250,000. The conditions for the exercise of the remaining 60% of such warrants under the Warrant Agreement shall be agreed by Party C and Party D separately.

Article 2 Supplementary agreements to the implementation steps of the Restructuring plan

The Parties agree to make further detailed and supplementary provisions to Article 2 “Implementation steps of this Restructuring plan” under the original Framework Agreement as follows:

1.	Step 1:

(1)

Party C shall sign a Preferred Shares Subscription Agreement with Party D in the form and substance similar to those in Annex I attached hereto by May 31, 2018, whereby Party C shall make capital contribution in the amount of US$2,035,667 to subscribe for 1,455,549 shares of Series B preferred shares additionally issued by Party D; On the same day, Party C shall issue a warrant exercise notice to Party D (the “Notice of Warrant Exercise”, the form and substance of which are similar to those in Annex II attached hereto) to subscribe for 206,366 shares of Series B-2 preferred shares additionally issued by Party D at an exercise price of US$1,250,000; on the same day, Party C and Party D shall sign a Note Purchase Agreement and a Convertible Promissory Note in the form and substance similar to those in Annex III attached hereto, whereby Party C shall subscribe for convertible bonds issued by Party D equal to US$1,250,000.

(2)

Party C shall pay to Party E the above-mentioned warrant price, share subscription price and convertible bond subscription price within five business days after the signing of the aforementioned agreements, at a total price of US$4,535,667;

(3)

Party C shall issue a notice of exercise of convertible bonds to Party D within two business days after the payment of the subscription price for convertible bonds, whereby Party C shall convert the creditor’s rights under convertible bonds into the right to subscribe for new shares of Party D, which means that Party C shall subscribe for 232,161 shares of Series B-1 preferred shares issued by Party D by exercising the equity conversion right under convertible bonds.

2.

Step 2: Party D shall issue a total of 1,894,076 additional shares to Party C within [2] business days after receipt of the notice of exercise of convertible bonds (consisting of 1,455,549 shares of Series B preferred shares, 206,366 shares of Series B-2 preferred shares and 232,161 shares of Series B-1 preferred shares)

3.

Step 3: Within five (5) business days after receiving the share subscription price under Step 1, Party D shall provide to Party E the share subscription price and convertible bond principal received under Step 1 in the form of capital increase or shareholder borrowing.

4.

Step 4: Party E shall, within ten (10) business days after receiving the price for share subscription under Step 3, pay Party A the transfer of shares under the Share Transfer Agreement in accordance with the terms and conditions provided under the Share Transfer Agreement signed separately between Party A and Party E, and cause Party B to repay the principal of the loan under the Supplementary Agreement on Loan Agreement signed by Party A and Party B separately.

Article 3 Others

1.

Unless otherwise provided in the context of this Supplementary Agreement, the terms and expressions used under this Supplementary Agreement shall have the meanings set forth in the original Restructuring Framework Agreement.

2.

This Supplementary Agreement is an integral part of the original Restructuring Framework Agreement signed by the Parties; if there is any inconsistency between the original Restructuring Framework Agreement and this Supplementary Agreement, this Supplementary Agreement shall prevail; the matters not agreed upon under this Supplementary Agreement shall be subject to the provisions of the original Restructuring Framework Agreement.

3.

This Supplementary Agreement shall come into force on the date of signature by the Parties and shall be legally binding on the Parties (this Supplementary Agreement may be scanned by one Party into a PDF document after signature and shall be continued to be signed by the other Parties on the printed document of this PDF document and scanned into a PDF document for distribution to the other Parties. The signature of the PDF document has legal effect.

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(No text, signature page of the Supplement to the Re-organization Framework Agreement)

Party A: Qianhai Equity Investment Fund (Limited Partnership) (seal)

Managing partner: Qianhai Ark Asset Management Co., Ltd. (seal)

/s/ Qianhai Equity Investment Fund (Limited Partnership)

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd. (seal)

/s/ I-Mab Bio-tech (Tianjin) Co., Ltd.

Party C: Qianhai Ark (Cayman) Investment Co. Limited

/s/ Qianhai Ark (Cayman) Investment Co. Limited

Party D: I-MAB

/s/ I-MAB

Party E: I-MAB BIOPHARMA HONGKONG LIMITED

/s/ I-MAB BIOPHARMA HONGKONG LIMITED

Party F: Qianhai Mother Fund Equity Investment (Shenzhen) Co., Ltd. (seal)

/s/ Qianhai Mother Fund Equity Investment (Shenzhen) Co., Ltd.